Stockholders’ Equity	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Stockholders’ Equity

Note 3 - Stockholders’ Equity

1. On August 20, 2026, the Company effected a reverse share split of the Company’s ordinary shares at the ratio of 1-for-8, such that each eight (8) ordinary shares, par value NIS 1.80 per share, were consolidated into one (1) ordinary share, par value NIS 14.40 per share. As a result, all share and per share amounts prior to the reverse share split were adjusted retroactively for all periods presented in these consolidated financial statements.

2. On August 30, 2024, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited partnership (“YA”). Pursuant to the SEPA, the Company has the right, but not the obligation, to sell to YA from time to time, up to $10.0 million (the “Commitment Amount”), of the Company ordinary shares, during the 36 months following the execution of the SEPA, subject to the restrictions and satisfaction of the conditions in the SEPA. On October 21, 2024, the Company and YA entered into an amendment to the SEPA to increase the Amount of the commitment to $20.0 million of the Company’s ordinary shares.

The Company evaluated the contract that includes the right to require YA to purchase shares of common stock in the future (“put right”) considering the guidance in ASC 815-40, “Derivatives and Hedging — Contracts on an Entity’s Own Equity” and concluded that it is an equity-linked contract that does not qualify for equity classification and therefore requires fair value accounting and thus meets the definition of a derivative liability. Accordingly, the put right will be measured at fair value at each reporting period, and changes in its fair value will be recognized in the consolidated statement of operations. The Put right is measured under level 2 of the Fair Value hierarchy. The Company analyzed the terms of the freestanding put right and concluded that it has an immaterial value as of June 30, 2026 and December 31, 2025.

During the six months ended June 30, 2026, the Company issued an aggregate of 170,135 ordinary shares to YA as Advance Shares for aggregate gross proceeds of approximately $1.3 million. Subsequent to the balance sheet date, the Company sold 40,957 ordinary shares for aggregate net proceeds of approximately $0.3 million 0 million pursuant to the SEPA.

3. On November 14, 2024, the Company entered into a Capital on Demand Sales Agreement (the “2024 Sales Agreement”) with JonesTrading Institutional Serviecs LLC (“JonesTrading”). Pursuant to the 2024 Sales Agreement, the Company may offer and sell our ordinary shares having an aggregate offering price of up to $8.1 million, from time to time through JonesTrading. JonesTrading will receive a commission equal to 3.0% of the gross proceeds from the sale of the ordinary shares pursuant to the 2024 Sales Agreement. As of December 31, 2025, the Company sold 460,880 of our ordinary shares for aggregate gross proceeds of approximately $8.1 million ($7.7 million net) pursuant to the 2024 Sales Agreement. The Company did not issue any ordinary shares during the six months ended June 30, 2026.